                                                                   Exhibit 10.10



                               SALE AND PURCHASE

                                   AGREEMENT

                           TWO BOEING 737-200 SERIES
                                    AIRCRAFT


                                   ---------


                                    BETWEEN

                           EUROPEAN AVIATION LIMITED

                                      AND

                          AMERICAN AIRCARRIERS SUPPORT

THIS AGREEMENT IS MADE THIS 26th DAY OF MARCH 1998

BETWEEN

EUROPEAN AVIATION LIMITED, whose headquarters are based at European Hall, Bromyard Road, Ledbury, Herefordshire, HR8 1LG, UK (company registration number 2496662)(Tel.No. 00 44(0)1531 633000/Fax No. 00 44(0)1531 634497) hereinafter referred to as "The Seller"

AND

AMERICAN AIRCARRIERS SUPPORT INCORPORATED, whose headquarters are based at 3516 Centre Circle Drive, Fort Mill, South Carolina 29715, USA
(company registration number      )(Tel.No. 001 803 548 2160/Fax No. 001 803 548
2207) hereinafter referred to as 'The Buyer'

WHEREBY IT IS AGREED as follows:

In this agreement the following expression shall have the following meanings:

1.1 "Aircraft" means the two Boeing 737-200 Series aircraft bearing Manufacturer's Serial Numbers 19934 and 19953 as described in Exhibit A and equipped with four JT8D-7B Series engines bearing Manufacturer's Serial Numbers 653545, 655977, 653333 and 656097 as described in Exhibit B and together with the logbooks, maintenance records, manuals, handbooks and other documents in respect of the Aircraft and engines.

1.2 "Delivery" means the tender of the Aircraft by the Seller to the Buyer and the acceptance of the Aircraft in accordance with the terms of this agreement.

1.3     'Delivery Date' means the actual date on which Delivery was effected.

1.4 'Purchase Price' means the sum of 1.1 million US Dollars(one million, one hundred thousand United States Dollars) per aircraft.

2.      SALES OF THE AIRCRAFT.

2.1 Subject to the terms and conditions of this agreement the Seller will sell the Aircraft to the Buyer and the Buyer will purchase the Aircraft from the Seller for the Purchase Price.




                                     (1)

2.2 The payment of the Purchase Price shall be made in full by means of telegraphic transfer of immediate available funds to the Seller's account maintained with National Westminster Bank, Bournemouth Branch, The Square, 5 Old Christchurch Road, Bournemouth, BH1 1DU, UK, (US Dollar Account No.06236820).

3.      TAXATION:

3.1 To the best of the Sellers knowledge no Import or export duties are currently outstanding for the Aircraft and the Seller shall be liable for any and all Import and Export duties or levies that may have occurred or been accessed prior to the Delivery of the Aircraft to the Buyer. The Buyer shall pay all duties and levies that are incurred or accessed after the Buyer takes delivery of the Aircraft as per the Delivery Date as set forth in Section 4.

4.      DELIVERY:

4.1     Delivery shall take place on or before 27th March 1998.

4.2 Upon request the Seller shall complete and the Buyer shall sign a Delivery Certificate in duplicate in the form set out in the second schedule and each party shall retain one copy of it.

4.3 Immediately following Delivery the Seller shall take all necessary steps to enable the Buyer to be registered as owner.

4.4 Unless otherwise agreed in writing between the parties delivery shall take place at Bournemouth International Airport, Bournemouth, before which the Buyer has inspected all technical documentation and agreed that it is to his satisfaction.

4.5 Delivery of the Aircraft shall Include the original historical records pertaining Aircraft and Engines. Only after the Seller has delivered the original and complete historical records, and the Buyer has inspected and accepted the original and complete historical records, including current AD/SB status of the Aircraft and Engines, as well as documents showing complete traceability to zero of the Life Limited Parts of the Aircraft and Engines and all records are accepted by the Buyer, then the Seller's responsibility for delivery of the Aircraft will have been completed. The Buyer shall acknowledge such delivery and acceptance by the execution of Exhibit C.




                                         (2)

4.6 The Buyer agrees after accepting delivery of the aircraft to remove the aircraft from the Sellers premises within seven working days, unless agreed otherwise in writing between the parties. All costs associated with the removal of the aircraft from the Sellers premises will be to the cost of the Buyer. In the event that the Buyer is unable to remove the aircraft after seven days, then the Seller will at its discretion be able to invoice the Seller parking charges on a per day basis.

5.      TITLE AND RISK:

5.1 The Seller warrants that on Delivery of the Aircraft as is it is the owner of such Aircraft free and clear of all liens charges and incumbrances, with the exception of a mortgage of 50,000 US Dollars (fifty thousand United States Dollars) held in favour of United Airlines in relation to Exhibit G, to enable them to enforce the conditions of Exhibit G and for this use only.

5.2 Title to the Aircraft and Engines shall be conveyed to the Buyer by the execution and delivery of a Bill of Sale in the form attached as Exhibit E.

5.3 Possession, property and risk in the Aircraft will pass from the Seller to the Buyer on Delivery.

6.      REPRESENTATIONS AND WARRANTIES:

6.1 The Seller warrants that on Delivery the Aircraft complies with description.

6.2 Save as expressly provided in this agreement the Aircraft is sold in an 'as is where is' condition.

6.3 To the best of the Sellers knowledge, the Aircraft and engines have not been subjected to severe stress or heat (as in a major engine failure, accident or fire) as detailed in Exhibit D.

6.4 The Buyer acknowledges that it has placed no reliance on any statement or representation whether oral or written made by the Seller or on its behalf during the negotiations prior to the signing of this agreement, however, the Buyer has relied throughout this agreement on any representations and warranties made herein.



                                         (3)

6.5 The Seller shall assign to the Buyer any and all existing assignable warranties of manufacturers or overhaul agencies for the Aircraft, the installed engines and components if any now available to the Seller and upon request of the Buyer the Seller shall allow the Buyer to enforce the rights of the Buyer arising under such warranties in the name of the Seller provided that the Buyer shall indemnify the Seller for any costs and expense incurred by the Seller as a result. The Seller shall give notice to any such manufacturer or overhaul agency of the assignment of such warranties to the Buyer upon reasonable request and at the cost of the Buyer.

6.6     The Seller represents and warrants

        (i) that it is a limited company duly organized and validly formed and in good standing under the laws of the UK,

        (ii) that it has full power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement, and

        (iii) that this Agreement, when executed by the Seller, will be binding on the Seller and enforceable against the Seller In accordance with its terms.

6.7 The Seller represents and warrants that at the time of transfer of the title to the Aircraft to the Buyer, the Seller

        (i) will have good and sufficient legal and beneficial tide to the Equipment free and clear of all mortgages, liens, charges, incumbencies, subject to Clause 5.1, security interests and other rights of others, except those incurred by the Buyer or securing claims of third parties against the Buyer,

        (ii) and will have full power and lawful authority to transfer such title to the Buyer.

7.      INDEMNITY, WAIVER AND INSURANCE.

7.1 The Buyer shall indemnify the Seller, its servants or agents and any third party who has had an interest in the Aircraft prior to Delivery at all times after Delivery on a full indemnity basis from and against any liabilities, claims, proceedings, judgements, damages, obligations, costs and expenses of any nature which may at any time be incurred by or be imposed on the Seller its servants agents or such third party arising after Delivery directly or indirectly in any manner out of the ownership management, control, use or operation of the Aircraft (either in the air or on the ground) or which may arise after Delivery on account of any defect or alleged defect in the Aircraft.

7.2 Save the representations and warranties expressly made by the Seller herein, the Buyer waives any claim which it may have against the Seller.



                                         (4)

7.3 The Buyer hereby acknowledges and agrees to comply with the restrictions to the use of the aircraft as set out in Exhibit G of the United Airlines' Transfer Restriction Document, and the Buyer further agrees to indemnify the Seller, or any of its officers from any legal proceedings, costs, damages, or claims of whatever nature in the event that the Buyer does not comply with the conditions as contained in Exhibit G.

8.      NOTICES:

8.1 Every notice required to be given under this agreement shall be in writing and delivered by hand or transmitted by fax to the addresses and fax numbers as set out at the head of this agreement or to such other address or fax number as may be notified from time to time by one party to this agreement to the other.

8.2 Any notice under this agreement shall be deemed to have been received in the case of a fax transmission at the time of its despatch and in the case of by hand delivery when so delivered provided that if such time is not within the addressee's normal business hours in the country of the addressee it shall be deemed to have been received at the opening of business on the next business day in such country.

9.      MISCELLANEOUS PROVISIONS:

9.1 The Seller's failure at any time to require strict performance by the Buyer or any provision of this agreement shall not waive or diminish the Seller's rights subsequently to demand strict performance of that provision or of any other provision.

9.2 This agreement constitutes the entire agreement between the parties in relation to the sale of the Aircraft and there have been no representations, warranties, promises, guarantees or agreements, oral or written, express or implied, except as set out in this agreement.

9.3 This agreement and its terms and provisions shall be binding on the successors and assigns of the respective parties to this agreement except that neither the rights nor the duties of either party to this agreement may be voluntarily assigned without the prior consent in writing of the other party.

9.4 If at any time any term or provision of this agreement or the application of this agreement to any person or circumstances shall to any extent be invalid or unenforceable under law of jurisdiction the remainder of this agreement or application of such term or provision to persons or circumstances other than those to which it is already invalid or unenforceable and each term and provision of this agreement shall be valid and enforceable to the fullest extent permitted by law.

                                         (5)

9.5 The headings to the Clauses of this agreement are for reference only and do not form part of this agreement.

10.     INSPECTION:

10.1 The Buyer has the right to inspect and either accept or reject the Aircraft or Engines prior the transfer of funds. Such inspection must take place prior to the delivery date as set forth in Section 4.1. If the Buyer rejects the Aircraft or Engines for any reason and the Seller is unwilling or unable to satisfy the Buyer, then the Buyer shall have the right to cancel this agreement in full with no further obligation of the Buyer to the Seller and the Seller to the Buyer.

11.     INTERPRETATION, APPLICABLE LAW AND JURISDICTION:

11.1 This agreement shall take effect under and be governed by and construed in accordance with the laws of England and both parties irrevocably submit to the non-exclusive jurisdiction of the High Court of England.

11.2 Nothing in this agreement shall prevent either party from causing any action or proceedings In connection with this agreement to be brought in any other appropriate jurisdiction.



SIGNED ON BEHALF OF EUROPEAN AVIATION LIMITED


        /s/ [ILLEGIBLE]
------------------------------------
       Managing Director

SIGNED ON BEHALF OF AMERICAN AIRCARRIERS SUPPORT


        /s/ [ILLEGIBLE]
------------------------------------
          President

                                         (6)

EXHIBIT D

(REF: 6.3)

                         REPRESENTATIONS AND WARRANTIES

EUROPEAN AVIATION HEREBY confirm that to the best of our knowledge the two Boeing 737-200 Series Aircraft, Serial Numbers 19934 and 19953, equipped with four JT8D-7B Series engines bearing manufacturer's Serial Numbers 653333, 656097, 653545 and 655977, sold to AMERICAN AIRCARRIERS SUPPORT INCORPORATED, have not been subjected to severe stress or heat (as in a major engine failure, accident or fire).

ON BEHALF OF EUROPEAN AVIATION LIMITED


SIGNED /s/ [ILLEGIBLE]
       ------------------------------

TITLE   MANAGING DIRECTOR
       ------------------------------

DATE  26/3/98
      -------------------------------

EXHIBIT E

(REF: 5.2)

                            AIRCRAFT SALE AGREEMENT

                                    BETWEEN

                           EUROPEAN AVIATION LIMITED
                                   ("SELLER")
                                      AND
                   AMERICAN AIRCARRIERS SUPPORT INCORPORATED
                                   ("BUYER")

                         FORM OF EQUIPMENT BILL OF SALE

KNOW ALL PERSONS BY THESE PRESENT:

        The Seller is the owner of the full and legal and beneficial title to two(2) 737-200 Aircraft, serial numbers 19934 and 19953, equipped with four JT8D-7B Series engines bearing manufacturer's serial numbers 653333, 656097, 653545 and 655977, plus basic accessories and applicable records (the "Equipment").

        THAT for and in consideration of $2,200,000.00 US Dollars the Seller does this 27th day of March, 1998, grant, convey, transfer, bargain and sell, deliver and set over, all of its right, title and interest in and to the Equipment to the Buyer.

        THAT the Seller hereby warrants to the Buyer, its successors and assigns, that there is hereby conveyed to the Buyer title to the Equipment free and clear of all liens, encumbrances, and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

        THAT this Equipment Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Sale Agreement between the Buyer and the Seller dated 27th March 1998.

        IN WITNESS HEREOF, the Seller has caused this Equipment Bill of Sale to be executed by its duly authorized officer this 27th day of March, 1998.

ON BEHALF OF EUROPEAN AVIATION LIMITED

SIGNED  /s/ [ILLEGIBLE]
        ----------------------------

TITLE  MANAGING DIRECTOR
       ------------------------------

United Air Lines, Inc./ European Aviation Ltd. 737 Aircraft
Purchase and Sale Agreement                                              Page 12

                                      EXHIBIT G
                  FORM OF ACKNOWLEDGEMENT OF TRANSFER RESTRICTIONS

                      ACKNOWLEDGEMENT OF TRANSFER RESTRICTIONS

To:     United Air Lines, Inc.
        1200 E. Algonquin Road
        Elk Grove Township, IL 60007

Reference is hereby made to Article XI of that certain Aircraft Purchase and Sale Agreement dated as of August ____, 1997 (the "PURCHASE AGREEMENT") between United Air Lines, Inc. ("UNITED") and European Aviation Ltd. ("EUROPEAN AVIATION") regarding, among other things, one Boeing 737-222 aircraft bearing Manufacturer's Serial Number 19934, together with two Pratt & Whitney Model JT8D-7B engines installed therein (the "AIRCRAFT"), [European Aviation Ltd.] [__________, A UNITED KINGDOM corporation (the "TRANSFEROR")] hereby gives United notice that it proposes to transfer its interest in the Aircraft to American Aircarriers Support, a ____________ (the "TRANSFEREE") pursuant to that certain _____________ dated ______________.

Transferee hereby agrees as follows:

1. Transferee represents and warrants that (a) it is either (i) a broker, lessor or agent or (ii) an entity which provides passenger air transportation but will not operate the Aircraft as a provider of air transportation within the United States and (b) it is not a U.S. Air Carrier (as defined below).

2. Transferee covenants that, for the period from the date of this Agreement to November 11, 2000 (the "RESTRICTED PERIOD"): (a) the Aircraft will not be operated in passenger service in the United States, (b) no Aircraft will be sold, leased or otherwise transferred by Transferee to a United States air carrier (or its corporate parent or affiliate) which operates passenger service
(a) "U.S. AIR CARRIER") and (c) any Aircraft that is sold, leased or otherwise transferred by Transferee to either (i) a broker, lessor or agent or (ii) an entity which provides passenger air transportation but will not operate the aircraft as a provider of air transportation within the United States (the "OTHER OWNER") shall be transferred to the Other Owner subject to the restrictions of this Agreement applicable to such Other Owner as if it were "Transferee" hereunder.

3. Transferee agrees not convey any Aircraft to such Other Owner unless and until such Other Owner executes and delivers to United an Acknowledgment of Transfer Restrictions substantially in the form of this Agreement (the "ACKNOWLEDGEMENT"), pursuant to which such Other Owner shall agree to abide by the restrictions set forth in this Agreement as if it were "Transferee" hereunder and the restrictions set forth in Section 11.1 of the Purchase Agreement

United Air Lines, Inc./ European Aviation Ltd. 737 Aircraft            Page 13
Purchase and Sale Agreement


as if it were "Buyer" thereunder, which restrictions shall be applicable through the Restricted Period.

4. Should any owner, operator or other transferee subsequent to the Transferee (the "SUBSEQUENT OPERATOR")operate the Aircraft in violation of the restrictions of this Agreement and Section 11.1 of the Purchase Agreement, United's recourse shall be to the Subsequent Operator; provided Transferee has complied with the requirements of this Agreement and Section 11.1 of the Purchase Agreement. Transferee agrees to assist United, at United's expense, in legally pursuing its rights with respect to the Subsequent Operator.

5. Transferee acknowledges and agrees and, by its execution and delivery of an Acknowledgement, each Subsequent Owner shall acknowledge and agree, that the restrictions on use and transfer of the Aircraft, as set forth in this Agreement and Article XI of the Purchase Agreement (the "RESTRICTIONS"), are reasonable and are required for the reasonable protection of United. Transferee further acknowledges and agrees that the sale and transfer of the Aircraft as contemplated by the Purchase Agreement is special, unique and of an extraordinary character in the aviation industry and that in the event of any breach or violation of any Restriction, United will be irreparably harmed and monetary damages would be inadequate to compensate United for such harm. Accordingly, any breach or violation of any of the Restrictions by either Transferee or any Subsequent Owner shall result in irreparable injury to United and United shall be entitled to equitable relief, including without limitation specific performance of the Restrictions, to enjoin any person or entity from performing any act prohibited by the Restrictions; provided however that such remedy shall not be deemed to be the exclusive remedy for any breach or violation of the Restrictions, but shall be in addition to all other remedies available at law or equity to United.

6. Transferee acknowledges, and by its execution and delivery of an Acknowledgement, each Subsequent Owner shall acknowledge, that United may incur substantial costs and expenses (including, without limitation, legal fees and expenses) in enforcing the Restrictions. Transferee hereby agrees, and, by its execution and delivery of an Acknowledgment, each Subsequent Owner shall agree, that it shall reimburse United for all such costs and expenses.

                                        * * *

United Air Lines, Inc./ European Aviation Ltd. 737 Aircraft             Page 14
Purchase and Sale Agreement

        IN WITNESS WHEREOF, each of the undersigned parties has caused this Agreement to be duly executed this 26 day of March, 1998

                                                EUROPEAN AVIATION LTD.
                                                [TRANSFEROR]

                                                By: /s/[ILLEGIBLE]
                                                   -----------------------
                                                Its: MANAGING DIRECTOR
                                                    ----------------------

                                                [TRANSFEREE]


                                                By: /s/ [ILLEGIBLE]
                                                   -----------------------
                                                Its: PRESIDENT
                                                    ----------------------

United Air Lines, Inc./ European Aviation Ltd.737 Aircraft
Purchase and Sale Agreement                                              Page 12

                                      EXHIBIT G
                  FORM OF ACKNOWLEDGEMENT OF TRANSFER RESTRICTIONS

                      ACKNOWLEDGEMENT OF TRANSFER RESTRICTIONS

To:     United Air Lines, Inc.
        1200 E. Algonquin Road
        Elk Grove Township, IL 60007

Reference is hereby made to Article XI of that certain Aircraft Purchase and Sale Agreement dated as of August __, 1997 (the "PURCHASE AGREEMENT") between United Air Lines, Inc. ("UNITED") and European Aviation Ltd. ("EUROPEAN AVIATION") regarding, among other things, one Boeing 737-222 aircraft bearing Manufacturer's Serial Number 19953, together with two Pratt & Whitney Model JT8D-7B engines installed therein (the "AIRCRAFT"). [European Aviation Ltd.] [____________, a United Kingdom corporation (the "TRANSFEROR")] hereby gives United notice that it proposes to transfer its interest in the Aircraft to American Aircarriers Support, a USA Corporation (the "TRANSFEREE") pursuant to that certain _____________ dated 27/3/98.

Transferee hereby agrees as follows:

1. Transferee represents and warrants that (a) it is either (i) a broker, lessor or agent or (ii) an entity which provides passenger air transportation but will not operate the Aircraft as a provider of air transportation within the United States and (b) it is not a U.S. Air Carrier (as defined below).

2. Transferee covenants that, for the period from the date of this Agreement to November 11, 2000 (the "RESTRICTED PERIOD"): (a) the Aircraft will not be operated in passenger service in the United States, (b) no Aircraft will be sold, leased or otherwise transferred by Transferee to a United States air carrier (or its corporate parent or affiliate) which operates passenger service (a "U.S. AIR CARRIER") and (c) any Aircraft that is sold, leased or otherwise transferred by Transferee to either (i) a broker, lessor or agent or (ii) an entity which provides passenger air transportation but will not operate the aircraft as a provider of air transportation within the United States (the "OTHER OWNER") shall be transferred to the Other Owner subject to the restrictions of this Agreement applicable to such Other Owner as if it were "Transferee" hereunder.

3. Transferee agrees not convey any Aircraft to such Other Owner unless and until such Other Owner executes and delivers to United an Acknowledgment of Transfer Restrictions substantially in the form of this Agreement (the "ACKNOWLEDGEMENT"), pursuant to which such Other Owner shall agree to abide by the restrictions set forth in this Agreement as if it were "Transferee" hereunder and the restrictions set forth in Section 11.1 of the Purchase Agreement

United Air Lines, Inc./ European Aviation Ltd. 737 Aircraft
Purchase and Sale Agreement                                              Page 13

as if it were "Buyer" thereunder, which restrictions shall be applicable through the Restricted Period.

4. Should any owner, operator or other transferee subsequent to the Transferee (the "SUBSEQUENT OPERATOR") operate the Aircraft in violation of the restrictions of this Agreement and Section 11.1 of the Purchase Agreement, United's recourse shall be to the Subsequent Operator; provided Transferee has complied with the requirements of this Agreement and Section 11.1 of the Purchase Agreement. Transferee agrees to assist United, at United's expense, in legally pursuing its rights with respect to the Subsequent Operator.

5. Transferee acknowledges and agrees and, by its execution and delivery of an Acknowledgement, each Subsequent Owner shall acknowledge and agree, that the restrictions on use and transfer of the Aircraft, as set forth in this Agreement and Article XI of the Purchase Agreement (the "RESTRICTIONS"), are reasonable and are required for the reasonable protection of United. Transferee further acknowledges and agrees that the sale and transfer of the Aircraft as contemplated by the Purchase Agreement is special, unique and of an extraordinary character in the aviation industry and that in the event of any breach or violation of any Restriction, United will be irreparably harmed and monetary damages would be inadequate to compensate United for such harm. Accordingly, any breach or violation of any of the Restrictions by either Transferee or any Subsequent Owner shall result in irreparable injury to United and United shall be entitled to equitable relief, including without limitation specific performance of the Restrictions, to enjoin any person or entity from performing any act prohibited by the Restrictions; provided however that such remedy shall not be deemed to be the exclusive remedy for any breach or violation of the Restrictions, but shall be in addition to all other remedies available at law or equity to United.

6. Transferee acknowledges, and by its execution and delivery of an Acknowledgement, each Subsequent Owner shall acknowledge, that United may incur substantial costs and expenses (including, without limitation, legal fees and expenses) in enforcing the Restrictions. Transferee hereby agrees, and, by its execution and delivery of an Acknowledgement, each Subsequent Owner shall agree, that it shall reimburse United for all such costs and expenses.



                                    * * *

United Air Lines, Inc./ European Aviation Ltd. 737 Aircraft
Purchase and Sale Agreement                                              Page 14

        IN WITNESS WHEREOF, each of the undersigned parties has caused this Agreement to be duly executed this 26 day of March 1998.

                                                EUROPEAN AVIATION LTD.
                                                [TRANSFEROR]

                                                By: /s/ [ILLEGIBLE]
                                                   ----------------------
                                                Its: MANAGING DIRECTOR
                                                    ---------------------

                                                [TRANSFEREE]

                                                By: /s/ [ILLEGIBLE]
                                                   ----------------------
                                                Its: PRESIDENT
                                                    ---------------------